UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2008 (July 30, 2008)

SILVERADO GOLD MINES LTD.
(Exact name of Registrant as specified in charter)

British Columbia, Canada	000-12132	98-0045034
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

1111 West Georgia Street, Suite 1820
Vancouver, British Columbia, Canada V6E 4M3
(Address of principal executive offices)

Registrant’s telephone number, including area code: 1 (800) 665-4646

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

SILVERADO GOLD MINES LTD.

This Current Report on Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management, as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 8.01 Other Events

On July 30, 2008, Silverado Gold Mines Ltd. (the “Registrant”) issued a press release (the “July 30 Press Release”) announcing that it has received completed antimony and gold mineral resource estimates for its Nolan Creek property (the “Nolan Creek Report”) from Thomas K. Bundtzen (“Bundtzen”) of Pacific Rim Geological Consulting Inc. (“PRGCI”), the independent mining consultant commissioned by the Registrant to prepare NI 43-101 Technical Reports. Further information is set forth in the July 30 Press Release and the Nolan Creek Report, attached hereto as Exhibits 99.1 and 99.2, respectively.

On July 31, 2008, the Registrant issued a press release (the “July 31 Press Release”, together with the July 30 Press Release, the “Press Releases”) announcing that it has received a completed mineral resource estimate for its Ester Dome property (the “Ester Dome Report,” together with the Nolan Creek Report, the “Reports”), located about 10 miles west-northwest of the community of Fairbanks in interior Alaska, from Bundtzen of PRGCI. Further information is set forth in the July 31 Press Release and the Ester Dome Report, attached hereto as Exhibits 99.3 and 99.4, respectively.

The foregoing summaries of the Press Releases do not purport to be complete and are qualified in their entirety by reference to the full text of the Press Releases and the Reports, copies of which are filed herewith as exhibits and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Document

99.1	July 30 Press Release
99.2	Nolan Creek Report
99.3	July 31 Press Release
99.4	Ester Dome Report

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 1, 2008	Silverado Gold Mines Ltd.

By: /s/ Garry L. Anselmo
Garry L. Anselmo,
Chief Executive Officer